Exhibit 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-80883) of Old Republic International Corporation of our report dated April 11, 2003 relating to the financial statements of the Old Republic International Corporation Employees Savings and Stock Ownership Plan, which appears in this Form 11-K (as filed on Form 10-K/A).



                                                 /s/ PricewaterhouseCoopers  LLP



April 30, 2003
Chicago, Illinois